UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

Trimble Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

10368 Westmoor Drive, Westminster, CO, 80021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 887-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TRMB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 28, 2023, Trimble Inc., a Delaware corporation (“Trimble”), entered into a Sale and Contribution Agreement (the “Sale and Contribution Agreement”) with AGCO Corporation, a Delaware corporation (“AGCO”), and Trimble Solutions, LLC, a Delaware limited liability company (the “JV”), which provides for the formation of a joint venture with AGCO in the mixed fleet precision agriculture market (the “Transaction”). Pursuant to the terms of the Sale and Contribution Agreement, (i) Trimble will contribute its precision agriculture business, excluding certain Global Navigation Satellite System (“GNSS”) and guidance technologies, and AGCO will contribute its JCA Technologies business, to the newly formed JV, and (ii) Trimble will sell an interest in the JV to AGCO for a purchase price of $2,000,000,000 in cash, subject to certain adjustments set forth therein. Immediately following the closing and as a result of the Transaction, Trimble will own fifteen percent (15%) of the JV and AGCO will own the remaining eighty-five percent (85%) of the JV.

In connection with the Transaction, Trimble and AGCO will also enter into separate additional agreements that include a long-term supply agreement (the “Supply Agreement”), a technology transfer and license agreement (the “TTLA”), a transition services agreement (“TSA”) and a trademark license agreement (“TMLA”) (collectively the “Commercial Agreements”) and that, among other things, govern Trimble’s provision of certain key GNSS and guidance technologies and transitional services to the JV and Trimble’s licensing of Trimble trademarks and technology for use by the JV. Under the terms of the Supply Agreement, for a minimum term of seven (7) years, Trimble will be the exclusive supplier of GNSS, guidance and autonomy products or parts for use in professional agriculture machines sold by AGCO, subject to limited exceptions. After the expiration of the Supply Agreement, the JV will make fixed and variable royalty payments to Trimble pursuant to the terms of the TTLA. Trimble will also provide to the JV certain transition services, including contract manufacturing services for the divested products, for two (2) years following closing of the Transaction under the terms of the TSA and will grant the JV a non-exclusive, perpetual and non-sublicensable license to certain Trimble trademarks for use within the agricultural field under the terms of the TMLA.

Trimble has agreed to, subject to the terms of the Sale and Contribution Agreement, to various covenants and agreements, including, among others, (i) mutual non-solicitation of certain current or former Trimble or AGCO employees (as applicable) for five years (or two years in Germany) after the closing of the Transaction, (ii) sharing of certain reasonable, documented out-of-pocket costs required to implement the carve-out restructuring and stand up the JV, (iii) to cooperate with AGCO and use reasonable best efforts to prepare and file all necessary regulatory notices, reports and filings required to consummate the Transaction, subject to customary limitations, and (iv) operation of Trimble’s precision agriculture business in the ordinary course of business until the closing of the Transaction.

Trimble has also agreed to indemnify AGCO and the JV from all losses arising from or relating to: (i) any Excluded Liabilities (as defined in the Sale and Contribution Agreement), (ii) certain breaches of the representations and warranties made by Topaz, (iii) certain breaches of covenants or obligations of Trimble (or prior to the closing of the Transaction, the Company), and (iv) fraud or willful and intentional breaches by Trimble, in each case, on and subject to the limitations in the Sale and Contribution Agreement, which include survival periods for certain indemnification claims, de minimis thresholds for certain indemnification claims, application of a deductible to certain indemnification claims, as well as liability caps for certain indemnification claims.

Pursuant to the Sale and Contribution Agreement, the closing of the Transaction is conditioned on expiration or termination of the waiting periods and any extensions thereof under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (as amended) and other applicable non-U.S. laws. The Sale and Contribution Agreement may be terminated by Trimble or AGCO if the closing of the Transaction has not taken place by the date that is nine (9) months following the date of entry into the Sale and Contribution Agreement, followed by two three (3)-month extensions, if all closing conditions, except for regulatory approvals, have been satisfied. Upon termination of the Sale and Contribution Agreement, under specified circumstances, AGCO will be required to pay Trimble a termination fee of $94,000,000.

Completion of the Transaction is not subject to a financing condition, and AGCO has warranted that it will have sufficient funds on hand, when combined with certain financing commitments obtained to finance the Transaction, to fulfill its obligations under the Sale and Contribution Agreement.

The Sale and Contribution Agreement contains customary representations and warranties regarding the business of Trimble’s precision agriculture business, including representations and warranties regarding its financial statements, operations, material agreements, employment matters, employee benefits, pension matters, compliance with laws, taxes, real property, intellectual property, IT systems, insurance, data privacy and litigation.

This summary description of the Transaction and the Sale and Contribution Agreement does not purport to be complete and is qualified in its entirety by the full text of the Sale and Contribution Agreement, a copy of which will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibit 10.1.

The Sale and Contribution Agreement contains representations and warranties by certain of the parties to the Sale and Contribution Agreement, which were made only for purposes of the Sale and Contribution Agreement and as of specified dates. The representations, warranties and covenants in the Sale and Contribution Agreement were the product of negotiations among the parties and made solely for the benefit of the parties to the Sale and Contribution Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Sale and Contribution Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Trimble, AGCO, the JV or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Sale and Contribution Agreement, which subsequent information may or may not be fully reflected in Trimble’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On September 28, 2023, Trimble also issued a press release announcing the joint venture. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

A copy of the investor presentation that will be used by Trimble in connection with the Transaction is furnished as Exhibit 99.2 and incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing of Trimble under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This document and the exhibits contain forward-looking statements within the meaning of Section 21E of the Exchange Act, as amended, which are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the planned formation of the joint venture and the timing thereof, the value and benefits to Trimble of the joint venture and the Commercial Agreements and the business performance and financial results of each of the joint venture and Trimble following the transaction. These forward-looking statements are subject to change, and actual results may materially differ from those set forth in this news release due to certain risks and uncertainties. Factors that could cause or contribute to changes in such forward-looking statements include, but are not limited to (i) the failure to realize the anticipated benefits of the formation of the joint venture, (ii) that the closing of the transaction is subject to conditions which may not be satisfied or may take longer to be satisfied than expected, (iii) that the benefits from the Commercial Agreements to the joint venture will be dependent upon the joint venture’s ability to successfully develop and market products, (iv) the failure to realize the benefits of Trimble’s non-controlling stake in the joint venture, (v) unanticipated difficulties in separating the precision agriculture business, (vi) unanticipated factors affecting the cost of operating the joint venture as a standalone business, (vii) inability to successfully integrate AGCO’s JCA Technologies business into the joint venture, and (viii) the failure to obtain governmental or regulatory approval that may be required for the proposed Transaction, or that, if such approval is obtained, the approval is obtained subject to unexpected conditions. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements set forth in reports filed with the SEC, including Trimble’s current reports on Form 8-K, quarterly reports on Form 10-Q and its annual report on Form 10-K, such as statements regarding changes in economic conditions and the impact of competition. Undue reliance should not be placed on any forward-looking statement contained herein. These statements reflect Trimble’s position as of the date of this news release. Trimble expressly disclaims any undertaking to release publicly any updates or revisions to any statements to reflect any change in Trimble’s expectations or any change of events, conditions, or circumstances on which any such statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of September 28, 2023, issued by Trimble.

99.2	Investor Presentation, dated as of September 28, 2023.

104	The cover page from this Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE INC.
a Delaware corporation

Date: September 28, 2023	By:	/s/ David G. Barnes
David G. Barnes
Chief Financial Officer